Exhibit 99.1
TOWER GROUP, INC. Investor Presentation FPKCCW Small & Mid-Cap Bank and Insurance Conference June 2009

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This investor presentation and any other written or oral statements made by or on behalf of Tower may include forward- looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this investor presentation are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income is a common performance measurement for insurance companies and excludes realized investment gains or losses and expenses related to the adoption of FAS No. 141R, Business Combinations. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. The Federal statutory tax rate of 35% was used to calculate the tax applicable to net realized gains or losses on investments and tax deductible acquisition related transaction costs. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Overview of Tower ("TWGP") Specialty property and casualty insurance company and service provider headquartered in New York City (rated A- by A.M. Best) National presence Number of employees: Approximately 700 Diversified, low-hazard business platform Broad product line platform: commercial multi-peril, workers compensation, commercial auto, general liability and personal lines Brokerage Insurance Segment focuses on writing small premium policies (under $3,000 average) insuring "Main Street" risks through retail and wholesale producers Specialty Business Segment focuses on specialty classes of business distributed through program underwriting agents and on reinsurance solutions provided to small insurance companies Multiple distribution platform comprised of retail and wholesale agents through Tower and program underwriting agents and small insurance companies through CastlePoint Tower differentiation Favorable ROE High growth platform Favorable underwriting track record Well established acquisition track record

History

1990	1996	2001	2004	2006	2007	2009

[Pre-IPO] [Post-IPO]

- Tower Insurance Co. of NY (TICNY) founded by Michael Lee
- Tower Group, Inc, Tower Risk Management Corp. (TRM) are formed
- Acquired renewal rights from Empire Insurance Group
- IPO & A.M. Best A- Rating
- Acquired renewal rights from OneBeacon Insurance Group
- Sponsored CastlePoint Holdings, Ltd.
- Acquired Preserver Group, Inc.
- Acquired Hermitage Insurance Group and CastlePoint Holdings, Ltd.

June 2009 4 Tower Group, Inc.

Business Segments Brokerage Business (Tower) Specialty Business (Acquired from CastlePoint) Type of Business Examples: Distribution Sources Competitive Advantage Underwriting Preferred and Standard risks - Retail agents Non-standard and E&S risks - Wholesale agents Program business: narrowly defined classes of business Limited amount of reinsurance Garage liability Long term healthcare Commercial construction Specialized commercial auto Specialized underwriting expertise Established books of business underwritten by program underwriting agents with proven track records Commercial: Apartment buildings, retail stores, restaurants and artisan contractors Personal: modestly valued homes and dwellings Simple underwriting process, automation and scale Individual policies underwritten by in-house underwriting staff Program underwriting agents and small insurance companies Broad classes of low to moderate hazard risks Examples:

Diversified Business Platform Segment Markets Based Upon Premium Size, Pricing and Coverage Tier Access Multiple Distribution Systems Expand Product Lines and Industry Classes of Business Lines of Business Commercial Package Policies Businessowners Policy Commercial Property Commercial Liability Workers Compensation Commercial Auto Personal: Homeowners Personal: Auto Industry Automotive Construction Manufacturing Office & Services Real Estate Retail Wholesale Territory Northeast Southeast South West Premium Size Small Medium Large Pricing & Coverage Tier Preferred Standard Non-Standard E&S Distribution System Retail Agents Wholesale Agents Program Underwriting Agents Small Insurance Companies Expand Geographically Leveraging Existing Products Midwest West

Higher and More Profitable Growth Than Industry 2004 2005 2006 2007 2008* 1Q 2009 Tower 0.329 0.454 0.262 0.444 0.323 0.343 P&C Industry 0.044 0 0.04 -0.008 -0.008 Total Premium Growth 2004 2005 2006 2007 2008* 1Q 2009 Tower 0.756 0.881 0.876 0.837 0.824 0.867 P&C Industry 0.989 1.012 0.924 0.956 1.047 Combined Ratio Source: AM Best and Company Data. 2004-08 Industry premiums represent net premiums written. *2008 Estimated for P&C Industry data (AM Best). Tower 5 year compounded annual growth rate in Total Premiums: 36% Tower 5 year average combined ratio: 85%

Underwriting Discipline in a Competitive Market Underwriting profitability achieved through: Allocation of capital to profitable market segments Focus on low to moderate hazard risks High retention rate Extensive use of web-based submission and underwriting systems Outperformed the property and casualty industry average significantly over the last 5 years Tower has demonstrated more consistency than the industry Pricing discipline through market cycles Net Loss Ratio Tower P&C Industry Reinsurance Segment 2004 0.594 0.735 0.867 2005 0.588 0.753 2006 0.603 0.654 2007 0.552 0.677 2008* 0.517 0.77 1Q 2009 0.537 *2008 Estimated for P&C Industry data. Source: A.M. Best Company for P&C Industry data.

Outperformed publicly traded property and casualty insurance companies over the last 5 years Includes periods in which Tower has raised capital (IPO: 10/2004 and Follow-on offering: 1/2007) Source: SNL Financial and Company Data. SNL data provided for publicly traded P&C companies. Operating Return on Equity Consistently Stronger Returns Than Industry IPO: $127 MM raised Follow-on offering: $95 MM raised Follow-on offering: $95 MM raised

Disciplined Growth Through Market Cycles Market cycle management Pricing Reserving Renewal retention rate Underwriting expertise and track record Lack of adverse development - favorable development since 2006 Pricing integrity is maintained on existing products; organic growth achieved by finding new profitable market segments High retention rate - over 80% in 2008 18 years of underwriting profitability and experience in expanding into new products, territories and acquiring companies and renewal books of business Diversified business model allows allocation of capital to profitable market segments and ability to withdraw from competitive market segments Acquisitions Acquisitions reduce the need for organic growth - create internal hard market Favorable loss ratio 10 - 15 point competitive advantage over industry peers

Acquisitions Strategy Expand geographically to establish local presence throughout the country (5 regions) Gain underwriting expertise or established books of business to expand product offering Access capital from acquired companies at attractive valuations and redeploy capital more effectively to support organic growth in profitable market segments. Create long-term shareholder value by: Reducing target's expense ratio through Tower's greater scale, business processes and technology Increasing target's growth by cross-selling products as well as accessing Tower's higher rating and capital base Recent transactions: CastlePoint: Expansion and diversification of revenues and distribution channels - specialty business Increased financial strength - As of March 31, 2009 Tower stockholders' equity increased to $787 million from $335 million at year end 2008. Reallocation of capital - shift from reinsurance to support organic primary insurance growth and to finance acquisitions Cost savings and efficiency Hermitage: Implements post-CastlePoint plan to shift capital from reinsurance to primary insurance business Supports national expansion of wholesale distribution system (provides E&S capability nationally) Gains access to local markets by expanding retail distribution in the Southeast

Gross Premiums Written and Produced Policies in force increased 19%* as of 3/31/09 versus the prior year Renewal premiums increased 0.3%* overall; retention was 87%* for all lines for 1Q 2009 $ in Thousands 34.3% increase * Brokerage Insurance Segment; Excludes Hermitage. * Brokerage Insurance Segment; Excludes Hermitage. 32.3% increase

Operating Income $ in Thousands Three Months Ended Nine Months Ended $ in Thousands 18.3% increase 103% increase

Operating EPS

Book Value Per Share * Book value per share on a pro forma basis for the acquisition of CastlePoint.

Highly Rated Investments: No Common Stocks As of March 31, 2009 Fixed income average quality of AA Effective duration of 3.2 years (Index 3.48) Tax equivalent book yield of 5.5% Cash & Equivalents U.S. Treasuries Agency Corporates Mortgage-Backed Asset-Backed Municipals Equities East 0.206 0.019 0.016 0.215 0.308 0.017 0.21 0.008 Asset Allocation Asset Quality US Treasuries AAA AA A BBB Below BBB Cash & Equivalents Asset Quality 0.02 0.407 0.119 0.136 0.07 0.041 0.208

Key Investment Considerations High ROE Business Model Profitable Growth Favorable Net Loss Ratio Competitive Cost Advantage Positive Outlook Strong operating performance Anticipated benefits from strategic acquisitions Drivers Target 16% to 18% 10% to 20%; less than 90% combined ratio Below 60% 30% Gross Expense Ratio 2009 Guidance for Operating EPS: $3.10 - $3.30 per diluted share

Tower Group, Inc. 120 Broadway, 31st Floor, New York, NY 10271 www.twrgrp.com